UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of report (Date of earliest event reported) December 2, 2005



                    International Synergy Holdings Co., Ltd.
             (Exact Name of Registrant as Specified in Its Charter)

                                     Nevada
                 (State or Other Jurisdiction of Incorporation)

              000-12423                                94-2906927
     (Commission File Number)                (IRS Employer Identification No.)


         202 N Curry Street, Suite 100                   89703
(Address of Principal Executive Offices)               (Zip Code)


                               011-86-29-88360097
              (Registrant's Telephone Number, Including Area Code)

                     31847 Broadbeach Rd., Malibu, CA 90265
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 -       Corporate Governance and Management

Item 5.01         Changes in Control of Registrant.

                  Pursuant to an Exchange Agreement (the "Agreement") effective November 28, 2005, and its contemplated transaction that closed December 1, 2005, (the "Closing"), the Registrant acquired all of the issued and outstanding capital stock and underlying business of Main Glory Holdings Ltd ("Main Glory) and Main Glory's wholly-owned subsidiary Shaanxi Jialong Hi - Tech Industries ("Shaanxi Hi-Tech") currently used or useful in the conduct of Shaanxi Jialong Hi - Tech Industries mobile communication technologies related business (the "Business") in exchange for 63,811,443 shares of common stock of the Registrant (the "Acquisition Shares"), which includes shares issued to third party consultants as a material part of this transaction in consideration of services rendered. As a result, the shareholders and affiliates of Main Glory (collectively, the "Main Glory Shareholders") gained control of the Registrant.

                  Prior to the Agreement, the Registrant had 6,188,557 shares of common stock issued and outstanding. Upon the Closing of the transaction, the Registrant had 70,000,000 shares of common stock outstanding. The Registrant is incorporated in the State of Nevada.

                  A copy of the Agreement is filed as an Exhibit to this Form 8-K and is incorporated in its entirety herein. The foregoing description is modified by such reference.

                  The following table contains information regarding the shareholdings of the Registrant by current directors and executive offices (giving effect to the Closing), the Main Glory Shareholders, and by those persons or entities who beneficially own more than five percent (5%) of the Registrant's common stock immediately following the Closing:

                                                           AMOUNT OF
                  PERCENT OF
                  COMMON STOCK                            COMMON STOCK
                  OWNED
                  NAME OF                                 BENEFICIALLY
                  BENEFICIALLY
                  STOCKHOLDER                                 OWNED


                  Shaanxi China Holding Co.                   39,500,000
                  56.4%

                  Wang Zeng                                    2,500,000
                  3.6%

                  Li Jian Wei                                  5,000,000
                  7.1%

                  Gao Ye Ru                                    3,000,000
                  4.2%

                  Gold Hill Holdings Limited                   6,900,000
                  9.9%

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

                              On November 27, 2005 the Company accepted the
                  resignations of Kenta Rooks the Registrant's President and a Director, Hiroko Sagawa, the Registrant's Secretary and a Director of the Registrant and H.H. Brookins, the Registrant's Treasurer. S.P. Barrameda replaced Mr. Brookins as the Registrant's Treasurer and continued to serve as the Registrant's President and sole Director.

                  Upon Closing S.P. Barrameda stepped down as the Registrant's President and sole Director and appointed Mr. Jian Wei Li as the Registrant's President, Chief Executive Officer, Chief Technology Officer and as a Director. S.P. Barrameda also appointed Zhen Wan as the Registrant's Chief Financial Officer and as a Director. S.P. Barrameda also appointed Mr. Yeru Gao as the Registrant's Chief Operation Officer and as a Director.

                  Mr. Jian Wei Li, age 40, is one of the core founders of Shaanxi Jialong Hi-Tech Industries Co, Ltd. and has been employed by such company since 2001. As Chief Technology Officer of the company, Mr. Lee has had overall responsibilities for research and development of Wireless Interactive Games and Digital Products of the company. Prior to his current employment, Mr. Li worked as President of Fuzhou Extraterrestrial Computor Technology Co., Ltd.-Xi'an Filiale in 1994. He also worked as western deputy for setting up sales network of IBM in the western part of China in HK JunHeng in 1992. Mr. Li graduated from the Computer Science Department of Northwestern Polytechnical University in Xi'an with a Bachelor's degree of Engineering in Computer Application in 1987.

                  Mr. Zhen Wan, age 32, is also the president of an investment consulting company. He was formerly an advisor to many well-known internal corporations for going public in China. Prior to his current occupation, Mr. Wan worked as Auditor of Jiangsu Zhongtian Tech Cor. Ltd. He had also constructed a set of financial policies for an investment bank. Mr. Wan graduated summa cum laude from the department of Finance major of a known University of Finance and Economics with a Master's degree in 1999. He honorably earned the qualification of Certified Public Accountant and Certified Asset Evaluator in 2001.

                  Mr. Yeru Gao, age 37, joined Shaanxi Jialong Hi-Tech Industries Co., Ltd in 1999, bringing his analytic expertise in finance, accounting, and strategy. He was formerly a principal in the industrial department of Northwestern Polytechnical University form 1996-1998 in Xi'an, China. He also served as Vice President in the investment department of Guosen Securities and had participated in many listing companies' initial public offering during this period. Mr. Gao graduated from the Shaanxi Normal University in Xi'an with a Bachelor's degree in Finance in 1989.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

                  Effective the 1st day of December, the Articles of Incorporation in the State of Nevada have been amended to reflect a change of name from International Synergy Holding Company, Ltd to Along Mobile Technologies, Inc.

                  Furthermore, the total number of authorized shares has been amended from Fifty Million (50,000,000) total authorized shares at a par value of $0.001 to Two Hundred Million (200,000,000) total authorized shares at a par value of $0.001.

Section 8         Other Events

Item 8.01         Other Events

                  ADDRESS CHANGE
                  Effective November 30, 2005, the Registrant moved its offices from 31847 Broadbeach Rd., Malibu, CA 90265 to No. 88 WESTERN 9th Floor, Part of the 2nd South Ring Road, Xi'an City, Shaanxi Province 710065 PRC.

                  PRESS RELEASE
                  Main Glory Holdings Ltd . Acquired by International Synergy Holding Co., Ltd

                  NEW YORK, NY -- (MARKET WIRE) -- 12/ 2 /2005 -- International Synergy Holding Co., Ltd. (Pink Sheets: ISYH) announced today that it has closed on the purchase of all issued and outstanding shares of Main Glory Holdings Ltd ( "Main Glory"), a Hong Kong Corporation.

                  Upon closing of the share exchange agreement International Synergy Holding Co., Ltd.'s officers resigned and, Jianwei Lee, was named President, Chief Executive Officer and Chief Technology Officer, Zhen Wang was named Chief Financial Officer / Treasurer and Yeru Gao was named Chief Operation Officer, respectively of the Company. In addition these individuals were also appointed to Board of Directors of the Company.

                  Pursuant to resolutions of the Company's board of directors and shareholders, the Company has submitted amended Articles of Incorporation to the Nevada Secretary of State to effect a corporate name change to "Along Mobile Technologies, Inc." and, to increased the authorized number of common stock shares from 50,000,000, .001 par value to 200,000,000, .001 par value.

                  The corporate name change is part of an overall communication plan to convey the Companies new core focus and it's expanding business in various market sectors.

                  Main Glory Holdings Ltd, a company incorporated in Hong Kong (" Main Glory"), owns 100% of Shaanxi Jialong Hi - Tech Industries ( "Shaanxi Hi - Tech" ) a company organized under the laws of the People's Republic of China ("PRC") and is a national publisher of wireless entertainment applications, including games, ring tones, images, news, pictures and other phone personalization features. Shaanxi Hi - Tech 's portfolio of more than 100 applications is based on its own intellectual properties and other well established brands that are licensed from third parties. Among the games, Jialong Caribbean Pirate, Lingking Beads, Lethal Weapon and Jewel are a few of the most popular. Shaanxi Hi - Tech distributes its applications through its 600 unique network terminal downloaders in major cities in western China.

                  Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995

                  This news release contains forward-looking statements within the meaning of the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995, and may involve risks, uncertainties and other factors that may cause the company's actual results to be materially different from any future results or performance suggested by the forward-looking statements in this release. These risks and uncertainties include, without limitation, risks that future acquisitions may be unsuccessful and the market for the company's current product(s) will be limited. We undertake no obligation to revise or update publicly any forward-looking statements.

                  Contact:
                  Unise Group
                  011-86-29-88360086

Section 9         Financial Statements and Exhibits

Item 9.01         Financial Statements and Exhibits

                  (a) Financial Statements of Business Acquired.

                  The financial statements for the acquisition for the period specified in Item 3.005(b) of Regulation S-X will be filed by amendment not later than 60 days after the date of this report.

                  (b) Pro Forma Financial Information.

                  The pro forma financial information, if any, for the transaction required pursuant to Article 11 of Regulation S-X will be filed by amendment not later than 60 days after the date of this Current Report.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTERNATIONAL SYNERGY HOLDING CO., LTD.
                (Registrant)




Date: December 2, 2005                      /s/ Li Jian Wei
                                            ---------------------------
                                            Li Jian Wei, President, CEO


                                INDEX TO EXHIBITS

Exhibit No.                Description

EX 1                       Exchange Agreement dated November 28, 2005

EX 2                       Board of Directors Resolution dated November 28, 2005

EX 3                       Certificate of Amendment